EXHIBIT 10.1

                        2004B AMENDMENT TO LOAN DOCUMENTS

         This is a 2004B Amendment to Loan Documents dated as of October 14, 2004 (the "Amendment"), among CHURCHILL DOWNS INCORPORATED (the "Borrower"), the GUARANTORS (defined below), and BANK ONE, NA, headquartered in Chicago, Illinois (successor by merger to Bank One, Kentucky, NA) a national banking association with an office in Louisville, Kentucky, as contractual representative for the LENDERS (defined below) as provided in the Credit Agreement (defined below) (in such capacity, the "Agent").

                                    RECITALS

         A. The Borrower, the Agent, the Guarantors (defined in the Credit Agreement), and the Lenders (defined in the Credit Agreement), entered into a Credit Agreement dated as of April 3, 2003, as amended by the 2004A Amendment to Loan Documents, dated as of June 1, 2004 with PNC Bank, National Association, as Syndication Agent, National City Bank as Documentation Agent, and J. P. Morgan Securities, Inc., (successor to Banc One Capital Markets, Inc.) ("JP Morgan") and PNC Capital Markets, Inc. as Co-Lead Arrangers and Joint Book Runners (as amended, and as it may be further amended from time to time, the "Credit Agreement").

         B.  The  Loans   described  in  the  Credit   Agreement,   among  other
obligations, are secured by the Collateral (defined in the Credit Agreement and other Loan Documents).

         C. The Borrower issued a Notice of Acquisition pursuant to 6.13(iii)(b) of the Credit Agreement indicating the intent to acquire the assets of Fair Grounds Corporation, a Louisiana corporation ("Fair Grounds") and Finish Line Management Corp., a Louisiana corporation ("Finish Line") and all of the outstanding shares of Video Services, Inc., a Louisiana corporation ("VSI") (collectively, the acquisition of the assets of Fair Grounds and Finish Line and the stock of VSI, the "Fair Grounds Acquisition"). In order to accomplish the Fair Grounds Acquisition, the Borrower, through one of its Guarantors, Churchill Downs Management Company, Inc., created two new subsidiaries, Churchill Downs Louisiana Horseracing Company, L.L.C., a Louisiana limited liability company ("CDLHC"), which will acquire the assets of Fair Grounds and Finish Line, and Churchill Downs Louisiana Video Poker Company, L.L.C., a Louisiana limited liability company ("CDLVP"), which will acquire the stock of VSI.

         D. CDLHC, CDLVP and VSI, together with the Borrower and the other Guarantors, are entering into, among other documents, a 2004B Guarantor Joinder, dated as of the date hereof.

         E. The Borrower has requested the Agent and the Lenders to make certain modifications of and amendments to the Credit Agreement and certain other Loan Documents in connection with the Fair Grounds Acquisition.

         NOW, THEREFORE, the Borrower, the Guarantors and the Agent agree as follows:


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         1. DEINITIONS. Capitalized terms used but not otherwise defined in this Amendment shall have the meanings given them in the Credit Agreement.

         2. AMENDMENTS TO THE CREDIT AGREEMENT. The Credit Agreement is hereby amended as follows:

                  (a)  AMENDMENT  OF  ARTICLE  I   DEFINITIONS.   The  following
definitions set forth in Article I of the Credit Agreement are hereby amended and restated to read in their entirety as follows:

                           "Adjusted  EBITDA" of any person for any period means
                  the EBITDA for that Person for that period adjusted on a pro forma basis for the EBITDA of acquired or divested operations, provided that any EBITDA of CDLHC, CDLVP and VSI (whether positive or negative) for any period prior to October 14, 2004 will not be included in the Adjusted EBITDA of those entities.

                           "Collateral  Documents" means,  collectively,  all of
                  the instruments, documents and agreements by which any Person grants a security interest in Collateral, including without limitation, those documents referenced in Section 6.25 of this Agreement, which in turn includes without limitation, the Pledge and Security Agreement, the Mortgages, the Negative Pledge Agreement, the Assignment of Patents, Trademarks and Copyrights, the Intercompany Subordination Agreement, the Collateral Sharing Agreement, the 2004B Collateral Documents, and all other documents or instruments executed as security for the Secured Obligations from time to time, including, without limitation, those entered into pursuant to Section
                  6.29 of this Agreement.

                           "EBITDA"   for  any   Person   for  any   period   of
                  determination means that Person's net income PLUS, to the extent deducted from revenues in determining net income, (i) interest expense, (ii) expense for taxes paid or accrued,
                  (iii) depreciation, (iv) amortization, (v) extraordinary losses incurred other than in the ordinary course of business, and (vi) in the case of Ellis Park Race Course, Inc., (a) the impairment charge deducted from the net income of Ellis Park Race Course, Inc. with respect to the fourth fiscal quarter 2002, and (b) the LESSER of (1) the one-time non-cash impairment charge, if any, deducted from the net income of Ellis Park Race Course, Inc. with respect to either the third fiscal quarter 2004 or the fourth fiscal quarter 2004 (but not both quarters), OR (2) $6,200,000.00; MINUS, to the extent included in net income, that Person's extraordinary gains realized other than in the ordinary course of business, in each case for such period determined, in accordance with Agreement Accounting Principles.

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                           "Excluded  Subsidiaries"  means any  Excluded  Entity
                  which  is  a  Subsidiary   of  the   Borrower.   The  Excluded
                  Subsidiaries on the Closing Date are Hoosier Park, L.P., Churchill Downs Simulcast Productions, LLC (formerly known as
                  Charlson   Broadcast   Technologies   LLC),   Churchill  Downs
                  Pennsylvania   Company  (formerly  known  as  Churchill  Downs
                  California Foodservices Company), Tracknet, LLC, and Anderson Park, Inc. Fair Grounds International Ventures, L.L.C., a Louisiana limited liability company, F.G. Staffing Services, Inc., a Louisiana corporation and Charlson Industries, Inc., an Ohio corporation shall become Excluded Subsidiaries on the date the Fair Grounds Acquisition is effected.

                           "Fixed Charge  Coverage  Ratio" means, as of any date
                  of calculation, the ratio of (a) Consolidated Adjusted EBITDA less Capital Expenditures (excluding (1) Capital Expenditures consisting solely of consideration paid or payable for Permitted Acquisitions, (2) Capital Expenditures expended under and in compliance with the Master Plan for Capital Expenditures, and (3) Capital Expenditures of CDLHC, CDLVP and VSI expended by them, in the aggregate, in connection with facilities used in connection with horse racing and/or gaming activities in Louisiana, in an amount not to exceed $30,300,000), to (b) Consolidated Fixed Charges, in each instance computed as provided in Section 6.24.1 and in accordance with Agreement Accounting Principles.

                           "Pricing   Schedule"   means  the  Pricing   Schedule
                  attached to the 2004B Amendment and identified as such.

                           "Seasonal   Borrowing  Needs  Adjustment"  means  the
                  reduction of the Consolidated Funded Indebtedness as of the end of (i) the first fiscal quarter of the Borrower's fiscal year 2005 by $25,000,000, (ii) the first fiscal quarter of the Borrower's fiscal year 2006 by $25,000,000 and the (iii) first fiscal quarter of the Borrower's fiscal year 2007 by $25,000,000.


                  (b) ADDITIONS TO ARTICLE I DEFINITIONS. Article I of the Credit Agreement is hereby supplemented to add the following definitions which shall read in their respective entireties as follows:

                           "2004B  Amendment"  means the 2004B Amendment to Loan
                  Documents, dated as of October 14, 2004, among the Agent, the Guarantors and the Borrower.

                           "2004B  Amendment to Pledge and  Security  Agreement"
                  means the 2004B Amendment to Pledge and Security Agreement, dated as of October 14, 2004, among the applicable Loan Parties and the Collateral Agent for the benefit of the Lenders, subject to the provisions of the Collateral Sharing Agreement, as they may be amended and/or supplemented from time to time.

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                           "2004B   Assignments   of  Patent,   Trademarks   and
                  Copyrights" shall mean the Assignment of Patent, Trademarks and Copyrights, dated as of October 14, 2004, executed by CDIP, L.L.C. in favor of the Collateral Agent and the Assignment of Patent, Trademarks and Copyrights, dated as of October 14, 2004, executed by Churchill Downs Louisiana Horseracing Company, L.L.C. in favor of the Collateral Agent..

                           "2004B Collateral Documents" means, collectively, all
                  of the instruments, documents and agreements by which any Person grants a security interest in any Collateral pursuant to the 2004B Amendment, including without limitation, those documents referenced in Sections 6.25 and 6.29 of this
                  Agreement,  which in turn  includes  without  limitation,  the
                  2004B Amendment to the Pledge and Security Agreement, the 2004B Louisiana Addendum to Pledge and Security Agreement (as defined in the 2004B Amendment to Pledge and Security Agreement), the 2004B Consent Joinder and Reaffirmation, the Louisiana Mortgages, the 2004B Assignments of Patents,
                  Trademarks and Copyrights, the Fair Grounds Assignment and Subordination of Lease and Management Agreement, the Jazz Fest Subordination Agreement and Estoppel, and all other documents or instruments executed as security for the Secured Obligations in connection with the 2004B Amendment from time to time, as they may be amended and/or supplemented from time to time.

                           "2004B Consent Joinder and Reaffirmation"  shall mean
                  the Consent Joinder and Reaffirmation, dated October 14, 2004, among the Collateral Agent, the Borrower and the Guarantors.

                           "2004B  Guarantor  Joinder"  shall mean the Guarantor
                  Joinder, dated October 14, 2004, among the Collateral Agent, the Borrower and the Guarantors.

                           "Fair  Grounds  Acquisition"  shall have the  meaning
                  given it in Recital C of the 2004B Amendment.

                           "Fair Grounds  Acquisition  Documents" shall mean all
                  of the documents through which the Fair Grounds Acquisition is consummated, including, without limitation, (a) the Third Amended Plan of Reorganization, filed in the United States Bankruptcy Court for the Eastern District of Louisiana, Bankruptcy Case No 03-16222, by Fair Grounds Corporation, as Debtor and Debtor-in-possession; (b) the Order, dated September 28, 2004, entered by the United States Bankruptcy Court for the Eastern District of Louisiana in Bankruptcy Case No 03-16222, confirming the Third Amended Plan of Reorganization of Fair Grounds Corporation; (c) the Asset Purchase Agreement, dated as of August 31, 2004, as amended by the First Amendment, dated as September 17, 2004,

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                  among  the  Borrower,  on behalf  of one of its  wholly  owned subsidiary to be formed, Fair Grounds Corporation and the Borrower; (d) the Asset Purchase Agreement, dated as of
                  October  14,   2004,   between   Churchill   Downs   Louisiana
                  Horseracing Company, L.L.C. and Finish Line Management Corp.; and (e) the Stock Purchase Agreement, dated October 14, 2004, between Churchill Downs Louisiana Video Poker Company, L.L.C. and Steven M. Rittvo, Ralph Capitelli, T. Carey Wicker III and Louisiana Ventures, Inc..

                           "Fair Grounds  Assignment and  Subordination of Lease
                  and Management Agreement" shall mean the Assignment and Subordination of Lease and Management Agreement, dated as of October 14, 2004, between Churchill Downs Louisiana Horseracing Company, L.L.C., as Landlord, and Fair Grounds Corporation, as Tenant.

                           "Jazz  Fest  Subordination  Agreement  and  Estoppel"
                  shall mean the Subordination, Non-Disturbance and Attornment Agreement dated October 13, 2004, between The New Orleans Jazz and Heritage Foundation, Inc., as Tenant, and the Collateral Agent as mortgagee under the Mortgage defined therein, together with the Estoppel Certificate by The New Orleans Jazz and Heritage Foundation, Inc. in favor of the Agent and the Collateral Agent.

                           "Louisiana    Mortgages"    means   the    Mortgages,
                  Assignments of Rents and Security Agreements and the Leasehold Mortgages, Assignments of Rents and Security Agreements and Deeds of Trust encumbering the Loan Parties' fee or leasehold interest in those properties listed on 6(a) of the 2004B Amendment and delivered by each of the applicable Loan Parties with respect to each of the parcels of real property listed on
                  SCHEDULE 6(a) to the Collateral Agent for the benefit of the Lenders, subject to the terms of the Collateral Sharing Agreement, as they may be amended and/or supplemented from time to time.

                  (c) AMENDMENT OF SECTION 6.1(iv). Section 6.1(iv) of the Credit Agreement is hereby amended and restated in its entirety as follows:

                  (iv) Together with the financial statements required under Sections 6.1(i) and (ii), a compliance certificate, in substantially the form of EXHIBIT D attached to the 2004B Amendment, signed by its chief financial officer or treasurer showing the calculations necessary to determine compliance with this Agreement and stating that no Default or Unmatured Default exists, or if any Default or Unmatured Default exists, stating the nature and status thereof.

                  (d) AMENDMENT TO SECTION 6.13(iii)(g). Section 6.13(iii)(g) of the Credit Agreement is hereby amended and restated in its entirety as follows:

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                  (g)  The  Loan  Parties  shall  demonstrate,   including,   in
                  appropriate circumstances determined by and acceptable to the Agent, through representations by the Loan Parties, that they shall be in compliance with (i) the covenants contained in Sections 6.10, 6.11, 6.12, 6.13, 6.14, 6.15, 6.16, 6.17, 6.18,
                  6.19,  6.23,  6.24,  6.25,  6.26,  6.30,  6.32,  6.33 and 6.34
                  (including  in  such  computation   Indebtedness,   Contingent
                  Obligations, Sale and Leaseback Transactions and all other liabilities and/or obligations assumed or incurred by a Loan Party or such Person in connection with such Permitted Acquisition), and (ii) all other provisions of this Agreement
                  after  giving   effect  to  any  Permitted   Acquisition,   by
                  delivering at least five (5) Business Days prior to such Permitted Acquisition a certificate in the form of EXHIBIT E to the 2004B Amendment (each an "Acquisition Compliance Certificate") evidencing such compliance.

                  (e) AMENDMENT OF SECTION 6.24.2-LEVERAGE RATIO. Section 6.24.2 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                  6.24.2 LEVERAGE RATIO. The Borrower will not permit the Leverage Ratio, determined as of the end of each of its fiscal quarters, of (i) Consolidated Funded Indebtedness, as adjusted by the Seasonal Borrowing Needs Adjustment in appropriate fiscal quarters, to (ii) Consolidated Adjusted EBITDA for the then most-recently ended four fiscal quarters to be greater than:

                  LEVERAGE RATIO                 PERIOD

                  5.0 to 1.0            October 14, 2004 through June 29, 2005
                  4.25 to 1.0           June 30, 2005 through June 29, 2006
                  3.75 to 1.0           June 30, 2006 through June 29, 2007
                  3.25 to 1.0           June 30, 2007 and thereafter

                  (f) REFERENCES TO PRICING SCHEDULE AND SCHEDULES 1, 2, 3, 2.3.1, 5.22, 5.23, 5.24, 5.25, 5.26, 6.22. All references in the Credit Agreement to the Pricing Schedule and Schedules 1, 2, 3, 2.3.1, 5.22, 5.23, 5.24, 5.25, 5.26, 6.22 shall be deemed to be references to the Pricing Schedule and Schedules 1, 2, 3, 2.3.1, 5.22, 5.23, 5.24, 5.25, 5.26, 6.22 attached to the 2004B Amendment. Without limiting the foregoing, the Pricing Schedule attached to the 2004B Amendment shall become effective on the date the 2004B Amendment is executed and delivered, and by the terms of that Pricing Schedule, adjustments, if any, to the Applicable Margin or the Applicable Fee Rate shall be effective five Business Days after the Agent has received the applicable Financials (as those terms are defined in the Pricing Schedule) after the date of the 2004B Amendment. And also as provided in that Pricing Schedule, if the Borrower fails to deliver the Financials to the Agent at the time required pursuant to
                  Section 6.1, then the Applicable Margin and Applicable Fee Rate shall be the highest Applicable Margin and Applicable Fee Rate set forth on the table in the Pricing Schedule until five days after such Financials are so delivered.

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         3.  PERMITTED  ACQUISITION.   Upon  the  satisfaction  of  all  of  the
requirements of (a) the Credit Agreement, including, without limitation, Sections 6.13 and 6.29 thereof, and (b) this Amendment, including without limitation,  Section  6  hereof,  the  Borrower  may  effect  the  Fair  Grounds
Acquisition.   In  connection   therewith,   upon  effecting  the  Fair  Grounds
Acquisition, Fair Grounds Ventures, L.L.C., a Louisiana limited liability company, whose sole member shall then be CDLHC, and F.G. Staffing Services, Inc., a Louisiana corporation wholly owned by CDLHC, shall be and become
Excluded  Entities.  It is agreed  that for  purposes of Fixed  Charge  Coverage
Ratio, the Capital Expenditures consisting solely of consideration paid or payable for the Fair Grounds Acquisition is $59,700,000.

         4. CERTAIN LICENSES. Without limiting anything in the Credit Agreement or other Loan Documents, including without limitation Sections 6.4, 6.7 and 6.28 of the Credit Agreement, on or before April 14, 2005:

                  (a) The Loan Parties doing business in, and/or having offices and/or facilities and/or employees in, the State of Louisiana shall have obtained from the appropriate administrative agency or other governmental authorities of the United States of America and/or the State of Louisiana any and all consents, approvals, licenses and/or other authorizations as may be necessary for the operation of the businesses of the Loan Parties in the State of Louisiana, including without limitation, the operation of horse racing facilities with pari-mutuel wagering, Off Track Betting facilities, applicable gaming operations (for example, without limitation, video poker), and the sale of alcohol and tobacco; and

                  (b) The Borrower shall deliver to the Agent the legal opinion of counsel for the Borrower and Guarantors addressed to the Agent and the Lenders, in scope, form, and substance satisfactory to the Agent and its counsel, and addressing the matters in EXHIBIT F to this Amendment, along with any other matters required by the Agent.

         5. CERTAIN REFERENCES IN THE LOAN DOCUMENTS.

                  (a) REFERENCES TO GUARANTORS AND LOAN PARTIES. All references in all Loan Documents to "Guarantors" and "Loan Parties" shall include, without limitation, Churchill Downs Louisiana Horseracing Company, L.L.C., Churchill Downs Louisiana Video Poker Company, L.L.C. and Video Services, Inc.

                  (b) REFERENCES TO LOAN DOCUMENTS. All references in the Loan Documents to the "Loan Documents" shall include, without limitation, a reference to this Amendment, the 2004B Collateral Documents, the 2004B Guarantor Joinder and any and all other agreements, instruments and documents executed and/or delivered in connection with this Amendment. All references to the "Credit Agreement" in the Loan Documents shall include, without limitation, references to the Credit Agreement as amended by this Amendment.

         6. CONDITIONS. The Lenders and the Agent shall not have any obligations under this Amendment, and this Amendment shall not become effective, until and unless all of the following conditions shall have been fulfilled:

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                  (a)   REPRESENTATIONS   AND   WARRANTIES.   Each   and   every
representation and warranty made by or on behalf of the Borrower and/or any Guarantor relating to this Amendment or any of the other Loan Documents, as modified by this Amendment shall be true, complete and correct in all material respects on and as of the date of this Amendment and as of the date this Amendment is actually executed and delivered.

                  (b) EXECUTED AMENDMENT. The Borrower and the Guarantors shall have delivered to the Agent duly authorized and fully executed originals of this Amendment.

                  (c) EXECUTED 2004B GUARANTOR JOINDER. The Borrower and the Guarantors shall have delivered to the Agent duly authorized and fully executed originals of the 2004B Guarantor Joinder, satisfactory to the Agent in all respects, among other things, including CDLHC, CDLVP and VSI as Guarantors.

                  (d) NOTICE OF ACQUISITION. The Borrower shall have delivered a Notice of Acquisition with respect to the Fair Grounds Acquisition to the Agent as required by the Credit Agreement.

                  (e) COLLATERAL DOCUMENTS AND OTHER LOAN DOCUMENTS. The Borrower and the Guarantors shall have delivered all Collateral Documents and other Loan Documents, necessary to effectuate this Amendment, executed by the Borrower, the Guarantors and/or the Obligors, as the case may be, including, without limitation, all of the 2004B Collateral Documents.

                  (f) COLLATERAL TO BE DELIVERED TO THE COLLATERAL AGENT. The Borrower and the Guarantors shall deliver any and all Collateral required to be delivered to the Collateral Agent, including, but not limited to, any and all stock certificates of Video Services, Inc., together with stock powers executed in blank.

                  (g) ACQUISITION COMPLIANCE CERTIFICATE. The Borrower shall have delivered an Acquisition Compliance Certificate with respect to the Fair Grounds Acquisition to the Agent not less than five (5) days prior to the closing of the Fair Grounds Acquisition.

                  (h) CERTIFICATE OF NO DEFAULT OR UNMATURED DEFAULT. The Borrower shall have delivered a certificate, signed by the chief financial officer of the Borrower, substantially in the form of EXHIBIT P to the Credit Agreement.

                  (i) INCUMBENCY CERTIFICATES. The Agent shall have received certificates certifying the names of the Persons of the Borrower and the Guarantors authorized to sign this Amendment and the other Loan Documents that each has signed or will sign in connection with this Amendment, together with the true signatures of such Persons.

                  (j) RESOLUTIONS. The Borrower and the Guarantors shall have delivered certified copies of appropriate resolutions (1) authorizing the execution of this Amendment and any and all other documents, instruments and agreements referred to herein which are required to

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




be executed and delivered by the Borrower and the Guarantors as appropriate, and
(2) authorizing consummation of the transactions contemplated by this Amendment.

                  (k) PERSONAL PROPERTY SEARCHES. The Collateral Agent shall have received reports of searches of personal property of records from the appropriate reporting agencies listed on SCHEDULE 6(p) to this Amendment. The Collateral Agent may obtain such reports but the Borrower shall pay all costs associated with obtaining them. The reports of searches of the personal property of records shall not disclose any security interest in CDLHC, CDLVP, VSI, Finish Line and Fair Grounds' personal property other than the Collateral Agent's security interest therein other than Permitted Liens.

                  (l) REGULATORY APPROVALS. The Borrower shall have provided evidence satisfactory to the Agent of any regulatory approvals required from any and all government agencies to consummate the Fair Grounds Acquisition and/or otherwise required pursuant to the Credit Agreement and/or this Amendment.

                  (m) THIRD PARTY CONSENTS. The Borrower shall have provided to the Agent all material third-party consents listed on SCHEDULE 6(q) to this Amendment, and/or otherwise required to consummate the Fair Grounds Acquisition, and/or otherwise required pursuant to the Credit Agreement and/or this Amendment.

                  (n) INSURANCE CERTIFICATES. The Borrower shall have delivered to the Agent insurance certificates as described in Section 5.20 and 6.6(ii) of the Credit Agreement.

                  (o) TERMINATION STATEMENTS AND RELEASES. The Agent shall have received termination and/or releases relating to claims, liens and/or other rights regarding or that may otherwise affect any of the Collateral other than the liens and/or security interests created in the Collateral Documents and Permitted Encumbrances.

                  (p) FINANCING STATEMENTS. The Borrower and the Guarantors shall authorize, and do hereby authorize, the Collateral Agent to file such financing statements, amendments to financing statements, statutory declarations or other documents for filing with public officials with respect to the Property pledged in the 2004B Collateral Documents (including without limitation, fixture financing statements) as the Collateral Agent may request.

                  (q) LEGAL OPINIONS. The Agent shall have received the legal opinion of Rebecca C. Reed, Esq., General Counsel for the Borrower and the
Guarantors, Wyatt, Tarrant & Combs, LLP as counsel for the Borrower and the Guarantors, and the legal opinion of Lemle & Kelleher, special Louisiana counsel to the Borrower and the Guarantors, addressed to the Agent and the Lenders, dated the date this Amendment is delivered, in scope, form and substance satisfactory to the Agent and its counsel, and addressing the matters in EXHIBITS A, B and C to this Amendment respectively, along with any other matters required by the Agent.

                  (r) CLOSING OF FAIR GROUNDS ACQUISITION. The Borrower shall have provided copies of all of the Fair Grounds Acquisition Documents certified by either the Chief Financial Officer or Secretary of the Borrower to be true, correct and complete, together with evidence satisfactory to the Agent of closing under the Fair Grounds Acquisition Documents in accordance with their terms and in compliance with all applicable laws, rules and regulations, including, without limitation, Title 11 of the United States Code (the "Bankruptcy Code") and the Federal Rules of Bankruptcy Procedure (the "Bankruptcy Rules").

                  (s) TITLE INSURANCE POLICIES. The Borrower and Guarantors shall have delivered title insurance policies or an irrevocable commitment to issue policies in the form of Lender approved pro-forma policies, in favor of the Collateral Agent for the benefit of the Lenders, in ALTA 1992 Form B Loan Policy form without creditor's rights exceptions, and in amounts agreed upon and acceptable to the Agent, with premiums paid thereon, delivered by the Loan Parties, issued by Stewart Title Guaranty Company (the "Title Insurer") and insuring the Louisiana Mortgages on fee property as valid first priority Liens upon the applicable Loan Parties' fee simple title to, or leasehold interest in, the Real Property Collateral and all improvements and all appurtenances thereto (including such easements and appurtenances as may be required by the Agent), free and clear of any and all defects and encumbrances whatsoever, subject only to such exceptions as may be approved in writing by the Agent, with endorsements thereto as to such matters as the Agent may designate, purchased by the Loan Parties on the closing date for each of the Louisiana Mortgages on fee properties.

                  (t) ENVIRONMENTAL AUDITS AND/OR PHASE I ENVIRONMENTAL ASSESSMENTS. The Borrower and the Guarantors shall have delivered Phase I environmental assessments performed on each parcel of real property listed on
SCHEDULE 6(o) to this Amendment, with the results of such environmental assessments satisfactory to the Agent in its discretion. In the event Phase II assessments, contamination assessment reports or remediation action plans have been prepared for any real property listed on SCHEDULE 6(o), such plans, assessments and reports, including recent updates and data submissions, shall be provided to Agent and must be satisfactory to Agent in its discretion. Without limiting the foregoing, such assessments shall be performed in accordance with ASTM 1527 E standards for environmental assessments and shall determine whether there are any Recognized Environmental Conditions (as defined in such standards) on the real property listed on SCHEDULE 6(o), provide the historical ownership and use of the real property listed on SCHEDULE 6(o), describe the current use of the real property listed on SCHEDULE 6(o), provide any information available in EPA records and state EPA records on previous investigations and litigation, describe any adjacent properties which have been or could be potential hazards, and locations of equipment containing PCBs and provide a conclusion and recommendation statement. If any of the real property listed on SCHEDULE 6(o) contains any Hazardous Materials (other than materials used by the Loan Parties from time to time in the ordinary course of business), that might be potentially Hazardous Materials if not handled, stored, and/or used in accordance with all relevant Environmental Laws, rules and/or regulations dealing with Hazardous Materials or potentially Hazardous Materials, but only to the extent it is actually handled, stored and used in connection with all such Laws, rules and/or regulations) or, in the Agent's discretion the real property listed on SCHEDULE 6(o) has been adversely affected by any Hazardous Materials or substances, the Lenders shall be excused from any obligation to provide the Credit Extensions.

                  (u) SURVEY. The Borrower shall have delivered a survey of the property listed on SCHEDULE 6(m) to this Amendment not later than three (3) days prior to the date of this

Amendment. Such survey shall be prepared by surveyor listed on such SCHEDULE 6(m). Such survey shall be reasonably satisfactory to the Agent and shall be certified to the Collateral Agent, each Lender and the Title Insurer. The survey shall evidence to the satisfaction of the Agent that all of the real property listed on SCHEDULE 6(m) included in the applicable Mortgage is owned by the applicable Loan Party free and clear of encroachments onto or by other properties, defects of title, observable violations of restrictions or encroachments into easements except for Permitted Liens, and be sufficient to allow the Title Insurer to issue loan policies without survey exceptions.

                  (v) AMENDMENT OF NOTE PURCHASE AGREEMENTS. The Agent shall have received signed copies of all of the documents relating to the First Amendment Agreement to Note Purchase Agreements and the Subsidiary Guaranty Supplement to Subsidiary Guaranty Agreement (collectively, the "Term Note First Amendment Documents") certified by either the Chief Financial Officer or the Secretary of the Borrower to be true, correct and complete, together with evidence satisfactory to the Agent that all of the conditions precedent to the First Amendment Agreement to Note Purchase Agreements and the other Term Note
First  Amendment  Documents  have  been  satisfied,  and  such  First  Amendment
Agreement to Note Purchase Agreements and other Term Note First Amendment Documents have become effective.

                  (w) AGENT'S COSTS AND EXPENSES. The Borrower shall have paid to the Agent the Agent's fees and expenses as of the date of this Agreement in accordance with Section 9 of this Amendment and Section 9.6 of the Credit Agreement.

                  (x) PAYMENT OF CERTAIN FEES. The Borrower shall have paid to the Agent, JP Morgan and each applicable Lender the fees required by Section 10 of this Amendment.

                  (y) CONSENTS UNDER THE COLLATERAL SHARING AGREEMENT. The Collateral Agent shall have received any required consents and/or authorization from the Lenders and Term Note Purchasers under the Collateral Sharing Agreement through the 2004B Consent Joinder and Reaffirmation or otherwise satisfactory to the Agent..

                  (z) ESTOPPEL CERTIFICATE AND SUBORDINATION AGREEMENTS. Estoppel Certificates and Subordination, Non-Disturbance and Attornment Agreements from such tenants at the Real Property Collateral as Agent shall require.

                  (aa) OTHER DOCUMENTS. The Borrower shall have delivered to the Agent any and all other agreements, instruments and documents as the Agent may reasonably have requested in order to further protect its security or evidence compliance by the Borrower and /or any other Loan Party with this Amendment and the other Loan Documents.


         7. REAFFIRMATIONS AND CONSENTS. The Borrower and the Guarantors:

                  (a) CONSENT. Consent to the transactions contemplated in this Amendment.

                  (b) REAFFIRM. Reaffirm their respective obligations under any and all of the Loan Documents and any and all other agreements, instruments and documents to which any of them is a party and under which any Lender has any rights or obligations and which is or may be related in any way to the agreements, instruments and documents mentioned in or affected by this Amendment, or the Credit Agreement or any of the other Loan Documents as amended by this Amendment.

                  (c) AGREE. Agree that all of the Loan Documents remain in full force and effect, as expressly modified or altered by or in connection with this Amendment.

         8. REPRESENTATIONS AND WARRANTIES. To induce the Lenders and the Agent to enter into this Amendment, the Borrower and the Guarantors agree that the representations and warranties made by the Loan Parties, as set forth in the Credit Agreement as amended by this Amendment, are hereby remade and are incorporated by reference into this Amendment as if set out in full, PROVIDED that Schedules 1, 2, 3, 2.3.1, 5.22, 5.23, 5.24, 5.25, 5.26 and 6.22 to the
Credit Agreement are amended, restated and replaced by Schedules 1, 2, 3, 2.3.1, 5.22, 5.23, 5.24, 5.25, 5.26 and 6.22 to the Amendment, respectively. It is understood and agreed that any representation or warranty which operates as of a specific date by its terms shall be required to be true and correct only as of such specific date with respect to that operation.

         9. COSTS AND EXPENSES. The Borrower agrees to reimburse the Agent for the costs and expenses incurred by the Agent and the Lenders in connection with the transactions contemplated by this Amendment, including, but not limited to, the reasonable fees and disbursements of counsel for the Agent and the Lenders incurred in preparing this Amendment and the documents to be executed pursuant to this Amendment all in accordance with Section 9.6 of the Credit Agreement.

         10. CERTAIN FEES.

                  (a) The Borrower shall pay each Lender who signs a Lender Consent and Direction authorizing and directing the Agent to enter into this Amendment and related documents a one time amendment fee in the amount of 0.125% of such Lender's Commitment amount.

                  (b) The Borrower shall pay to JP Morgan the fees and other amounts required by the fee letter dated September 23, 2004, among the Borrower, the Agent and JP Morgan.

         11. BREACH OF THIS AMENDMENT. Any failure of the Borrower or any other Loan Party to observe and perform all of the terms, conditions and provisions of this Amendment, which is not remedied within five days after written notice from Agent or any Lender, shall constitute a Default.

         12. MISCELLANEOUS.

                  (a) ENTIRE AGREEMENT. This Amendment and the agreements, instruments and other documents referred to herein, constitute the entire agreement of the parties with respect to, and supersede all prior understandings of the parties with respect to, the subject matter hereof and thereof. No change, modification, addition, or termination of this Amendment shall be enforceable unless in writing and signed by the party against whom enforcement is sought.

                  (b) GOVERNING LAW. This Amendment and the related writings and the respective rights and obligations of the parties shall be governed by, and construed and enforced in accordance with, the laws (without regard to conflicts of laws rules) of the Commonwealth of Kentucky, except to the extent the laws of any other state, province or country where security for the Loans is located dictate that the laws of such other state, province or country shall govern the enforcement of the rights of the Agent or any Lender in such security.

                  (c) COUNTERPARTS. Each party to this Amendment may sign upon a separate copy, in which case one counterpart of this Amendment shall consist of enough of such signed copies to reflect the signature of all parties hereto. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Amendment or the terms hereof to produce or account for more than one of such counterparts.

                  (d) HEADINGS. The headings used in this Amendment have been included solely for ease of reference and shall not be considered in the interpretation or construction of this Amendment.

                  (e) SEVERABILITY. If any court shall finally determine that any part, term or provision of this Amendment is in any way unenforceable, such part, term or provision shall be reduced to the extent necessary to make such provision enforceable to the greatest extent allowed by law. Consistent with the foregoing, if any provision of this Amendment or its application shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of all other applications of that provision and of all other provisions and applications of this Amendment shall not in any way be affected or impaired.

                  (f) BINDING EFFECT. This Amendment shall be binding upon, and shall inure to the benefit of, the Lenders, the Agent, the Borrower, and the other Loan Parties, as well as their respective successors and assigns. Pursuant to the provisions of Section 8.2 of the Credit Agreement, the Agent enters into this Amendment with the consent in writing of the Required Lenders. Accordingly, this Amendment amends the Credit Agreement and other Loan Documents as and to the extent provided herein and is binding upon all of the Lenders.

                  (g) NO WAIVER OR COURSE OF DEALING. The execution and delivery of this Amendment by the Lenders and the Agent does not waive any right that the Lenders or the Agent might have under any of the Loan Documents except for the specific modifications, waivers, and amendments contained in this Amendment. Neither this Amendment, nor earlier amendments or modifications of any of the Loan Documents, creates any course of dealing among the Lenders, the Agent, the Loan Parties or any other Person, and none of the foregoing nor any other Person should infer that the Agent or any Lender will enter into any other or future amendment or modification of any of the Loan Documents in the future, whether similar or dissimilar to this Amendment.

                  (h) CHOICE OF LAW. THE LOAN DOCUMENTS (OTHER THAN THOSE CONTAINING A CONTRARY EXPRESS CHOICE OF LAW PROVISION) SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS) OF THE COMMONWEALTH OF KENTUCKY, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

                  (i)  CONSENT  TO   JURISDICTION.   THE  LOAN  PARTIES   HEREBY
IRREVOCABLY SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR COMMONWEALTH OF KENTUCKY COURT SITTING IN LOUISVILLE, KENTUCKY IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENT(S) AND THE LOAN PARTIES HEREBY IRREVOCABLY AGREE THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVE ANY OBJECTION THEY MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE AGENT, THE COLLATERAL AGENT, THE LC ISSUER OR ANY LENDER TO BRING PROCEEDINGS AGAINST ANY LOAN PARTY IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY ANY LOAN PARTY AGAINST THE AGENT, THE LC ISSUER OR ANY LENDER OR ANY AFFILIATE OF THE AGENT, THE LC ISSUER OR ANY LENDER INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH ANY LOAN DOCUMENT SHALL BE BROUGHT ONLY IN A COURT IN LOUISVILLE, KENTUCKY.

                  (j) WAIVER OF JURY TRIAL. EACH LOAN PARTY, THE AGENT, THE LC ISSUER AND EACH LENDER HEREBY WAIVE TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH ANY LOAN DOCUMENT OR THE RELATIONSHIP ESTABLISHED THEREUNDER.



             [THE BALANCE OF THIS PAGE IS LEFT BLANK INTENTIONALLY.]

         IN WITNESS WHEREOF, the parties have executed and delivered this Amendment as of the date set forth in the preamble hereto, but actually on the dates set forth below.

                                   CHURCHILL DOWNS INCORPORATED

                                   By /s/ REBECCA C. REED

                                   Title: SECRETARY

                                   Date: October 13, 2004


                                   GUARANTORS:

                                   CHURCHILL DOWNS MANAGEMENT
                                   COMPANY

                                   By /s/ REBECCA C. REED

                                   Title: SECRETARY

                                   Date: October 13, 2004


                                   CHURCHILL DOWNS INVESTMENT
                                   COMPANY

                                   By /s/ REBECCA C. REED

                                   Title: SECRETARY

                                   Date: October 13, 2004


                                   RACING CORPORATION OF AMERICA

                                   By /s/ REBECCA C. REED

                                   Title: SECRETARY

                                   Date: October 13, 2004

                                   CALDER RACE COURSE, INC.

                                   By /s/ REBECCA C. REED

                                   Title: SECRETARY

                                   Date: October 13, 2004


                                   TROPICAL PARK, INC.

                                   By /s/ REBECCA C. REED

                                   Title: SECRETARY

                                   Date: October 13, 2004


                                   CHURCHILL DOWNS CALIFORNIA
                                   COMPANY

                                   By /s/ REBECCA C. REED

                                   Title: SECRETARY

                                   Date: October 13, 2004


                                   CHURCHILL  DOWNS  CALIFORNIA
                                   FALL  OPERATING COMPANY

                                   By /s/ REBECCA C. REED

                                   Title: SECRETARY

                                   Date: October 13, 2004


                                   ARLINGTON PARK RACECOURSE, LLC

                                   By /s/ REBECCA C. REED

                                   Title: SECRETARY

                                   Date: October 13, 2004

                                   ARLINGTON MANAGEMENT
                                   SERVICES, LLC

                                   By /s/ REBECCA C. REED

                                   Title: SECRETARY

                                   Date: October 13, 2004


                                   ARLINGTON OTB CORP.

                                   By /s/ MARY ANN GUENTHER

                                   Title: SECRETARY

                                   Date: October 13, 2004


                                   QUAD CITY DOWNS, INC.

                                   By /s/ MARY ANN GUENTHER

                                   Title: SECRETARY

                                   Date: October 13, 2004


                                   CDIP, LLC

                                   By /s/ REBECCA C. REED

                                   Title: SECRETARY

                                   Date: October 13, 2004


                                   CDIP HOLDINGS, LLC

                                   By /s/ REBECCA C. REED

                                   Title: SECRETARY

                                   Date: October 13, 2004

                                   ELLIS PARK RACE COURSE, INC.

                                   By /s/ REBECCA C. REED

                                   Title: SECRETARY

                                   Date: October 13, 2004


                                   CHURCHILL DOWNS LOUISIANA
                                   HORSERACING COMPANY, L.L.C.


                                   By /s/ REBECCA C. REED

                                   Title: SECRETARY

                                   Date: October 13, 2004


                                   CHURCHILL DOWNS LOUISIANA
                                   VIDEO POKER COMPANY, L.L.C.


                                   By /s/ REBECCA C. REED

                                   Title: SECRETARY

                                   Date: October 13, 2004


                                   VIDEO SERVICES, INC.


                                   By /s/ REBECCA C. REED

                                   Title: SECRETARY

                                   Date: October 13, 2004

                                   BANK ONE, NA,
                                   as a Lender and as Agent


                                   By  /s/ H. JOSEPH BRENNER
                                             H. Joseph Brenner
                                             First Vice President

                                   Date: October 13, 2004

                                PRICING SCHEDULE

=================  ==========  ==========  ===========  ===========  ==========  ===========  ============
APPLICABLE          LEVEL I     LEVEL II    LEVEL III    LEVEL IV     LEVEL V     LEVEL VI     LEVEL VII
MARGIN              STATUS      STATUS      STATUS       STATUS       STATUS      STATUS       STATUS
-----------------  ----------  ----------  -----------  -----------  ----------  -----------  ------------
EURODOLLAR RATE     1.25%       1.50%       1.75%        2.25%        2.50%       2.75%        3.00%
-----------------  ----------  ----------  -----------  -----------  ----------  -----------  ------------
FLOATING RATE       0%          0%          0.25%        .75%         1.00%       1.25%        1.50%
=================  ==========  ==========  ===========  ===========  ==========  ===========  ============

=================  ==========  ==========  ===========  ===========  ==========  ===========  ============
APPLICABLE          LEVEL I     LEVEL II    LEVEL III    LEVEL IV     LEVEL V     LEVEL VI     LEVEL VII
FEE RATE            STATUS      STATUS      STATUS       STATUS       STATUS      STATUS       STATUS

COMMITMENT FEE      .25%        .30%        .375%        .50%         .50%        .50%         .50%
=================  ==========  ==========   ===========  ==========  ==========  ===========  ============


         For the purposes of this Schedule, the following terms have the following meanings, subject to the final paragraph of this Schedule:

         "Financials" means the annual or quarterly financial statements of the Borrower delivered pursuant to Section 6.1(i) or (ii).

         "Level I Status" exists at any date if, as of the last day of the fiscal quarter of the Borrower referred to in the most recent Financials, the Leverage Ratio is less than 2.00 to 1.00.

         "Level II Status" exists at any date if, as of the last day of the fiscal quarter of the Borrower referred to in the most recent Financials, (i) the Borrower has not qualified for Level I Status and (ii) the Leverage Ratio is less than 2.50 to 1.00.

         "Level III Status" exists at any date if, as of the last day of the fiscal quarter of the Borrower referred to in the most recent Financials, (i) the Borrower has not qualified for Level I Status or Level II Status and (ii) the Leverage Ratio is less than 3.00 to 1.00.

         "Level IV Status" exists at any date if, as of the last day of the fiscal quarter of the Borrower referred to in the most recent Financials, (i) the Borrower has not qualified for Level I Status, Level II Status, Level III Status and (ii) the Leverage Ratio is less than 3.50 to 1.00.

         "Level V Status" exists at any date if, as of the last day of the fiscal quarter of the Borrower referred to in the most recent Financials, (i) the Borrower has not qualified for Level I Status, Level II Status, Level III Status, or Level IV Status, and (ii) the Leverage Ratio is less than 4.00 to 1.00.

         "Level VI Status" exists at any date if, as of the last day of the fiscal quarter of the Borrower referred to in the most recent Financials, (i) the Borrower has not qualified for Level I Status, Level II Status, Level III Status, Level IV Status, Level V Status, and (ii) the Leverage Ratio is less than 4.50 to 1.00.

         "Level VII Status" exists at any date if the Borrower has not qualified for Level I Status, Level II Status, Level III Status, Level IV Status, Level V Status or Level VI Status.

         "Status" means either Level I Status, Level II Status, Level III Status, Level IV Status, Level V Status, Level VI Status and Level VII Status.

         The Applicable Margin and Applicable Fee Rate shall be determined in accordance with the foregoing table based on the Borrower's Status, adjusted quarterly and measured on the most recent four fiscal quarters ending on the determination date as reflected in the then most recent Financials. Adjustments, if any, to the Applicable Margin or Applicable Fee Rate shall be effective five Business Days after the Agent has received the applicable Financials. If the Borrower fails to deliver the Financials to the Agent at the time required pursuant to Section 6.1, then the Applicable Margin and Applicable Fee Rate shall be the highest Applicable Margin and Applicable Fee Rate set forth in the foregoing table until five days after such Financials are so delivered.

Exhibits and schedules to the 2004B Amendment to Loan Documents have been intentionally omitted because they are not material. The registrant agrees to furnish such omitted exhibits and schedules supplementally to the Commission upon request.